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                  SUPPLEMENT TO THE CLASS A, B AND C PROSPECTUS
                   AND THE STATEMENT OF ADDITIONAL INFORMATION

                        CREDIT SUISSE SELECT EQUITY FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S CLASS A, B AND C PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

1.   CHANGES TO THE INVESTOR EXPENSES SECTION

The information set forth on pages 8 and 9 of the fund's Prospectus is replaced in its entirety by the information set forth in the tables below.

                               INVESTORS EXPENSES
                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are expected amounts for the fiscal year ending August 31, 2003.

                                                                 CLASS A    CLASS B(2)   CLASS C
--------------------------------------------------------------------------------------------------
SHAREHOLDERS FEES
(paid directly from your investments)

Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)(1)                           5.75%       NONE        NONE

Maximum deferred sales charge (load) (as a percentage of
 original purchase price or redemption proceeds, as applicable)   NONE        4.00%(3)    1.00%(4)

Maximum sales charge (load) on reinvested distributions
 (as a percentage of offering price)                              NONE        NONE        NONE

Redemption fees                                                   NONE        NONE        NONE

Exchange fees                                                     NONE        NONE        NONE

ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)

Management fee                                                    0.75%       0.75%       0.75%

Distribution and service (12b-1) fee                              0.25%       1.00%       1.00%

Other expenses                                                    2.43%       2.43%       2.43%
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*                             3.43%       4.18%       4.18%

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Class B shares of the fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Examples that follow. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4)  1% during the first year.

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(*)  Total annual fund operating expenses are based on estimated amounts to be charged in the current fiscal year. Fund service providers have voluntarily agreed to waive some of their fees and reimburse some expenses. These waivers and reimbursements, which may be discontinued at any time, are expected to lower the fund's expenses as follows:

EXPENSES AFTER WAIVERS AND
REIMBURSEMENTS                            CLASS A   CLASS B     CLASS C
Management fee                             0.00%     0.00%       0.00%

Distribution and service (12b-1) fee       0.25%     1.00%       1.00%

Other expenses                             1.05%     1.05%       1.05%
                                           ----      ----        ----
NET ANNUAL FUND OPERATING EXPENSES         1.30%     2.05%       2.05%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual cost may be higher or lower.

Assuming you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the time periods shown. Based on these assumptions, your cost would be:

                                      ONE YEAR    THREE YEARS FIVE YEARS   TEN YEARS
Class A (with or without redemption)    $901         $1,568      $2,256     $4,073

Class B (redemption at end of period)   $820         $1,469      $2,133     $4,200

Class B (no redemption)                 $420         $1,269      $2,133     $4,200

Class C (redemption at end of period)   $520         $1,269      $2,133     $4,355

Class C (no redemption)                 $420         $1,269      $2,133     $4,355

2.   PORTFOLIO MANAGER CHANGE

Sarah J. Dyer (see biography below) now joins D. Susan Everly, Sheryl M. Hempel and Margaret D. Miller as a Co-Portfolio Manager of the fund.

CERTAIN MANAGER BIOGRAPHY

Sarah J. Dyer, Director, is a portfolio manager for U.S. Select Equity portfolios. Prior to rejoining CSAM in August 2002, she was the director of investor relations and marketing at Trident Investment Management from July 2000 to July 2002. During Ms. Dyer's earlier tenure with CSAM from April 1998 to July 2000, she was a U.S. equity product manager and a relationship manager for institutional separate-account clients. Prior to that, Ms. Dyer was at Mitchell Hutchins Asset Management from 1996 to April 1998, where she was the equity mutual-funds product manager for the PaineWebber family of funds. Ms. Dyer holds a B.A. in philosophy and religion from Colgate University.

Dated: February 28, 2003                                           CSFOC-16-0203
                                                                        2003-010